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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Franklin Holding Company, Inc and Subsidiary:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus supplement.



/s/ KPMG LLP

Philadelphia, PA
April 28, 2003